Potentially Dilutive Securities	3 Months Ended
Mar. 31, 2020
Potentially Dilutive Securities
Potentially Dilutive Securities
3.	Potentially Dilutive Securities

The Company’s potentially dilutive securities, which include stock options, restricted stock units and warrants, have been excluded from the computation of diluted net loss per common share as the effect of including those securities would be to reduce the net loss per common share and be antidilutive. Therefore, the denominator used to calculate both basic and diluted net loss per common share is the same in each period presented.

The following outstanding potentially dilutive securities have been excluded from the computations of diluted net loss per common share:

	As of March 31,
	2020	2019
Options to purchase common stock	17,104,649	16,062,922
Warrants to purchase common stock	331,193	331,193
	17,435,842	16,394,115